UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 1, 2004

Commission File No. 1-10403

TEPPCO Partners, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	76-0291058
(State of Incorporation or Organization)	(I.R.S. Employer Identification Number)

2929 Allen Parkway P.O. Box 2521 Houston, Texas 77252-2521
(Address of principal executive offices, including zip code)

(713) 759-3636
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)  On September 30, 2004, Mr. R. A. Walker resigned from the Board of Directors of Texas Eastern Products Pipeline Company, LLC (the “Company”) and as chairman of the Company’s Audit Committee.  Mr. Walker’s resignation was not related to any disagreement between Mr. Walker and the Company on any matter relating to the Company’s operations, policies or practices.  The Company anticipates that a new member of the Board of Directors and a new chairman of the Audit Committee will be elected prior to the Board of Directors’ regular meeting on October 28, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO Partners, L.P.
(Registrant)

By: Texas Eastern Products Pipeline Company, LLC General Partner

/s/ CHARLES H. LEONARD
Charles H. Leonard
Senior Vice President and Chief Financial Officer

Date: October 1, 2004